SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 5, 2002
                        (Date of earliest event reported)



                          MILITARY RESALE GROUP, INC.
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             (Exact name of Registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)


           000-26463                                              11-2665282
         ------------                                      ---------------------
    (Commission  File  No.)                                 (I.R.S.  Employer
                                                            Identification  No.)


            2180 Executive Circle, Colorado Springs, Colorado 80906
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              (Address of Principal Executive Offices) (Zip Code)


                                  (719) 391-4564
                           ----------------------------
              (Registrant's telephone number, including area code)


                                      N/A
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     (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

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ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

          Exhibit  Number   Exhibit  Title
          ---------------   --------------

          99.1              Transmittal  Letter  (Form  10-KSB/A  12/31/01)
          99.2              Certification  of  Principal  Executive  Officer
          99.3              Certification  of  Principal  Financial  Officer

          99.4              Transmittal  Letter  (Form  10-QSB/A  3/31/02)
          99.5              Certification  of  Principal  Executive  Officer
          99.6              Certification  of  Principal  Financial  Officer

          99.7              Transmittal  Letter  (Form  10-QSB/A  6/30/02)
          99.8              Certification  of  Principal  Executive  Officer
          99.9              Certification  of  Principal  Financial  Officer

ITEM  9.  REGULATION  FD  DISCLOSURE

     On November 5, 2002, Military Resale Group, Inc. (the "Company") filed with the Securities and Exchange Commission amendments to its (i) Annual Report on Form 10-KSB/A for the year ended December 31, 2001, (ii) Quarterly Report on Form 10-QSB/A for the quarter ended March 31, 2002 and (iii) Quarterly Report on Form 10-QSB/A for the quarter ended June 30, 2002 (each an "Amended Report"). Accompanying each Amended Report as correspondence were a transmittal letter and certifications of the Company's Chief Executive Officer, Edward T. Whelan and Chief Financial Officer, Ethan D. Hokit, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. 1350, attached as exhibits hereto.

     The transmittal letter and certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-QSB or Annual Report on Form 10-KSB, as amended, for the relevant reporting periods or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         MILITARY  RESALE  GROUP,  INC.


Date:  November  5,  2002            By:   /s/  Ethan  D.  Hokit
                                           -----------------------
                                     Name:  Ethan  D.  Hokit
                                     Title:  President

                                  EXHIBIT INDEX


            Exhibit  Number   Exhibit  Title
            ---------------   --------------

            99.1               Transmittal  Letter  (Form  10-KSB/A  12/31/01)
            99.2               Certification  of  Principal  Executive  Officer
            99.3               Certification  of  Principal  Financial  Officer

            99.4               Transmittal  Letter  (Form  10-QSB/A  3/31/02)
            99.5               Certification  of  Principal  Executive  Officer
            99.6               Certification  of  Principal  Financial  Officer

            99.7               Transmittal  Letter  (Form  10-QSB/A  6/30/02)
            99.8               Certification  of  Principal  Executive  Officer
            99.9               Certification  of  Principal  Financial  Officer